American Railcar Industries, Inc.

February 2017

INVESTOR CONTACT: (636) 940-6000

WEBSITE: AMERICANRAILCAR.COM

Forward Looking Disclaimer

Safe Harbor Statement

This presentation contains statements relating to the Company's response to governmental directives, expected financial performance, objectives, long-term strategies and/or future business prospects, events and plans that are forward-looking statements. Forward-looking statements represent the Company's estimates and assumptions only as of the date of this presentation. Such statements include, without limitation, statements regarding: our plans, and the industry's ability, to address the Federal Railroad Administration (FRA) directive released September 30, 2016 and subsequently revised and superseded on November 18, 2016 (Directive), our plans to manage our own lease fleet and terminate our contractual agreements with ARL, expected future trends relating to our industry, products and markets, the potential impact of regulatory developments, including developments related to the Directive, anticipated customer demand for our products and services, trends relating to our shipments, leasing business, railcar services, and revenues, trends related to shipments for direct sale versus lease, our strategic objectives and long-term strategies, our results of operations, financial condition and the sufficiency of our capital resources, our projects to expand our manufacturing flexibility and repair capacity, our capital expenditure plans, short- and long-term liquidity needs, ability to service our current debt obligations and future financing plans, our stock repurchase program, anticipated benefits regarding the growth of our leasing business, the mix of railcars, customers and commodities in our lease fleet and our lease fleet financings, anticipated production schedules for our products and the anticipated production schedules of our joint ventures, our backlog, our plans regarding future dividends, and the anticipated performance and capital requirements of our joint ventures. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those anticipated. Investors should not place undue reliance on forward-looking statements, which speak only as of the date they are made and are not guarantees of future performance. Potential risks and uncertainties that could adversely affect our business and prospects include, among other things: the Company's prospects in light of the cyclical nature of our business; the health of and prospects for the overall railcar industry; the risk of being unable to market or remarket railcars for sale or lease at favorable prices or on favorable terms or at all; fluctuations in commodity prices, including oil and gas; risks relating to our compliance with the Directive, any developments related to the Directive and any costs or loss of revenue related thereto; the impact, costs and expenses of any claims and/or litigation ARI may be subject to now or in the future; risks relating to transitioning our management of our railcar leasing business from ARL and managing our own lease fleet leading up to and after the ARL sale; risks relating to our compliance with, and the overall railcar industry's implementation of, United States and Canadian regulations related to the transportation of flammable liquids by rail; the highly competitive nature of the manufacturing, railcar leasing and railcar services industries; the variable purchase patterns of our railcar customers and the timing of completion, customer acceptance and shipment of orders, as well as the mix of railcars for lease versus direct sale; our ability to manage overhead and variations in production rates; our ability to recruit, retain and train qualified personnel; the impact of any economic downturn, adverse market conditions or restricted credit markets; our reliance upon a small number of customers that represent a large percentage of our revenues and backlog; fluctuations in the costs of raw materials, including steel and railcar components, and delays in the delivery of such raw materials and components; fluctuations in the supply of components and raw materials that we use in railcar manufacturing; the ongoing risks related to our relationship with Mr. Carl Icahn, our principal beneficial stockholder through Icahn Enterprises L.P. (IELP), and certain of his affiliates; the sufficiency of the Company's liquidity and capital resources, including long-term capital needs to further support the growth of ARI's lease fleet; the impact of repurchases pursuant to ARI's stock repurchase program on ARI's current liquidity and the ownership percentage of our principal beneficial stockholder through IELP, Mr. Carl Icahn; the risks associated with the Company's current joint ventures and anticipated capital needs of and production capabilities at our joint ventures; the conversion of ARI's railcar backlog into revenues equal to our reported estimated backlog value; the risks associated with the Company's ongoing compliance with environmental, health, safety, and regulatory laws and regulations, which may be subject to change; the risks and impact associated with any potential joint ventures, acquisitions, strategic opportunities or new business endeavors; the implementation, integration with other systems or ongoing management of our new enterprise resource planning system; risks related to the Company's and its subsidiaries' indebtedness and compliance with covenants contained in the Company's and its subsidiaries' financing arrangements; and the additional risk factors described in ARI's filings with the Securities and Exchange Commission. The Company expressly disclaims any duty to provide updates to any forward-looking statements made in this presentation, whether as a result of new information, future events or otherwise.

ARI – Successful and Diversified Business Model


Manufacturing
Components
Railcars
Railcar Repair Services
Railcar Leasing

Complete life cycle solutions for the railcar industry.

ARI Locations

Headquarters
St. Charles, MO

Manufacturing
Jackson, MO
Kennett, MO
Longview, TX
Marmaduke, AR
Paragould, AR

Repair Shop
Brookhaven, MS
Bude, MS
Goodrich, TX
Longview, TX
Marmaduke, AR
North Kansas City, MO
Sarnia, ON
Tennille, GA

Mobile Repair
Gonzales, LA
LaPorte, TX
Manitou, ND
Mounds, IL
Tampa, CO

Mini Repair Shop
Bayport, TX
Channelview, TX
Green River, WY
Pace, FL
Point Comfort, TX



ARI Key Railcar Markets –

Two Largest Product Segments in the Railcar Industry *


AMFX
5200



HOPPER RAILCARS

- Product offerings include general service and specialty carbon steel or stainless steel railcars that are capable of transporting:
  - Plastic Pellets
  - Food Products
  - Grain
  - Specialty Chemical Products
  - Cement
  - Sand

TANK RAILCARS

- Product offerings include general service, pressurized, coiled, lined and insulated carbon steel or stainless steel railcars that are capable of transporting:
  - Chemicals
  - Natural Gas Liquids
  - Food Products
  - Ethanol
  - Crude Oil

* Based upon backlog as of 12/31/2016 per the Railway Supply Institute, Inc ARCI 2016 – 4th Quarter Reporting Statistics (issued January 2017)

North American Fleet by Railcar Type

58% of the North American fleet is Covered Hopper and Tank Railcars


North American Fleet
by Railcar Type
199,498
17,821
107,978
220,976
401,752
Tank Cars
533,225
Covered Hoppers
142,423
Open-Top Hoppers
Tank Cars
Covered Hoppers
Open-top Hoppers
Gondolas
Flat Cars
Other
Box Cars





The total North American railcar fleet was approximately 1.6 million railcars as of 1/1/2017.

Source: Association of American Railroads' Rail Time Indicators, issued 1/6/2017

Cyclical Industry Trends



New Freight Car Delivery Trends
(Amounts in the 000s)
90
80
70
60
50
40
30
20
10
-
46
17
6
12
12
12
14
23
30
32
25
26
35
53
61
58
50
76
75
56
34
18
32
46
69
75
63
60
22
17
47
59
53
67
82
62
39
43
49
52
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017E
2018E
2019E
2020E
Long-term average (1981 - 2020E)

Source: Q4 2016 FTR Rail Equipment Outlook – www.ftrintel.com (issued December 2016) and Railway Supply Institute, Inc. ARCI 2016 – 4th Quarter Reporting Statistics (issued January 2017).

Industry Trends

Covered Hopper Delivery Trends
(Amounts in the 000s)



35
30
25
20
15
10
5
-
2 4 6 15 19 20 17 5 6 20 21 11 20 30 26 16 16 18 22
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017E 2018E 2019E 2020E
Long-term average (1981 - 2020E)

After a peak in terms of overall volume, demand has decreased and shifted towards more specialty hopper railcar types, including large cube hoppers for plastic pellets.

Tank Railcar Delivery Trends
(Amounts in the 000s)



40
35
30
25
20
15
10
5
-
6 8 9 12 14 21 22 9 5 9 18 29 35 36 18 14 15 16 17
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017E 2018E 2019E 2020E
Long-term average (1981 - 2020E)

With a major shift in the energy market, the industry expects more traditional and lower levels of replacement demand for tank railcars over the next several quarters.

We have product offerings for open top hoppers and other specialty railcars in addition to our core business of covered hoppers and tanks.

Source: Q4 2016 FTR Rail Equipment Outlook – www.ftrintel.com (issued December 2016) and Railway Supply Institute, Inc. ARCI 2016 – 4th Quarter Reporting Statistics (issued January 2017).

Freight Railcar Market Overview

Industry Railcar Backlog as of 12/31/2016



27%
Tank Cars
54%
Covered Hoppers
3%
4%
3%
1%
8%
Tank Cars
Covered Hoppers
Open-top Hoppers
Gondolas
Flat Cars
Intermodal
Box Cars

81% of the industry railcar backlog as of December 31, 2016 was for covered hopper and tank railcars

2016 Industry Railcar Deliveries



29%
Tank Cars
42%
Covered Hoppers
2%
5%
8%
8%
6%

71% of the 62,433 railcars delivered by the industry as a whole in 2016 were covered hopper and tank railcars

The industry's backlog of 66,681 railcars as of 12/31/2016 includes orders for deliveries that extend into 2018 and beyond.

Source: Railway Supply Institute, Inc. ARCI 2016 – 4th Quarter Reporting Statistics (issued January 2017)

ARI's Railcar Backlog


Total Railcar Backlog
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
4,240
550
1,050
6,530
7,060
8,560
11,732
7,081
5,085

	December 2008	December 2009	December 2010	December 2011	December 2012	December 2013	December 2014	December 2015	September 2016
Railcar backlog for lease	-	-	-	2,200	1,810	2,330	2,844	1,452	1,904
Railcar backlog for direct sale	4,240	550	1,050	4,330	5,250	6,230	8,888	5,629	3,181

Manufacturing Segment

Broad manufacturing base allows ARI to be competitive and provide quality railcars and components

- Flexible and labor efficient manufacturing facilities
- Strategic locations near customers and major rail lines
- Vertical integration from joint ventures and component manufacturing
- Experienced core group of employees
- Ability to adapt to evolving customer demands

Q3 2016 TTM Operating Margin % includes impact of 3%, or $17.0 million, for the loss contingency recorded during Q3 2016 related to the FRA Directive.



(millions)
Revenue
Operating Margin % ^
$1,200
$1,000
$800
$600
$400
$200
$-
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
2008
2009
2010
2011
2012
2013
2014
2015
Q3 2016 TTM

^: Manufacturing segment revenues and operating margin % presented above include an estimate of revenue and profit, respectively, for railcars built for our lease fleet. Such revenues and profit are based on an estimated fair market value of the leased railcars as if they had been sold to a third party, less the cost to manufacture for operating margin %. Estimated revenues related to railcars built for our lease fleet are eliminated in consolidation.

FRA Railworthiness Directive No. 2016-01 [Revised]
released on November 18, 2016

What it Means

- FRA involvement triggered by a single car leak in 2014.
- Addresses certain welding practices in one weld area in specified DOT 111 tank cars manufactured by ARI and ACF between 2009 and 2015.
- Directive states that approximately 14,800 general purpose tank cars could be subject to the Directive.
- Requires tank car owners to:
  - Identify their subject tank cars, including 15% of subject tank cars currently in hazardous materials service with the highest mileage.
  - Ensure appropriate inspection, testing and repairs, if any, within 12 months for the 15% sample identified.
- FRA will monitor the results of the 15% sample.

ARI's Response

- Safety and quality are our top priorities.
- Since the single leak was identified in 2014, ARI has been actively cooperating with the FRA to review the one car and to inspect and analyze hundreds of other cars.
- Identified significant issues with both the Original and Revised Directive.
- Requested that the FRA immediately rescind or stay the Revised Directive without reinstating the Original Directive.
- Sought judicial review in the US Court of Appeals against the FRA.
- Working with the FRA, customers and industry groups to comply with the Revised Directive, as currently stated.
- Beginning to inspect subject cars.
- To cover probable and estimable costs of compliance based on currently available information as of September 30, 2016, ARI established a loss contingency of $17.0 million.

Railcar Leasing Segment

Diversifying and supplementing our business with revenue streams generated over the life of the railcar

- Broad mix of customers and commodities
- Relatively young lease fleet with low maintenance expense
- Building in-house capabilities to manage the railcar leasing business as a result of the ARL sale anticipated to close in Q2 2017
  - Includes adding to our existing sales and marketing staff
  - Working with ARL to prepare for this new opportunity to further integrate ARI's business model
  - ARI will obtain certain software and data owned and used by ARL to manage leased railcars
- Further fleet growth expected to come from existing liquidity and future railcar leveraged financing(s)
- Unencumbered leased railcars available to borrow against



(millions)
Revenue
Lease Fleet
$140
$120
$100
$80
$60
$40
$20
$-
12,000
10,000
8,000
6,000
4,000
2,000
-
2012
2013
2014
2015
Q3 2016 TTM

Railcar Services Segment

Supporting both ARI's lease fleet and customers' railcar needs, while gaining valuable industry insight

TRADITIONAL REPAIR

- Railcar qualifications and inspections
- Light/heavy railcar repairs
- Exterior and interior coatings
- Cleaning
- Valve replacement and testing
- Wheel and axle replacement
- Additional offerings for mini-shops and mobile on-site customer repairs

TANK RAILCAR RETROFITTING

- Tank railcar manufacturing facility offers retrofit capabilities along with traditional repair services
- Additional retrofit and repair capacity from Repair Services Agreement with ACF



Revenue
Operating Margin %
(millions)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
25%
20%
15%
10%
5%
0%
2008
2009
2010
2011
2012
2013
2014
2015
Q3 2016 TTM

ARI's repair network is capable and ready to respond to the Revised Directive with an inspection plan reviewed by the FRA.

Growth and Cost Reduction Initiatives

Major Historical Projects
- Tank Railcar Expansion
- Wheel & Axle Assembly
- Tank Head Press
- Axle and Castings Joint Ventures
- Repair Plant Expansions
- Brookhaven, MS Repair Plant
- Lease Fleet Growth to Over 11,000 Railcars
- Tank Railcar Manufacturing Facility Repair Expansion

Future Growth
- Manufacturing Plant Flexibility
- Continued Strategic Growth in Railcar Lease Fleet
- Further Develop Railcar Leasing Business by Integrating Management
- Mobile Repair Locations
- Evaluate additional railcar types


2015 Record
Adj. EBITDA
$278.9 million
2008 Record
Adj. EBITDA
$78.8 million

We continue to benefit from our expertise in producing a variety of high quality specialty covered hopper railcars and tank railcars at our flexible, efficient and vertically integrated facilities.

* Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A.

Objectives and Long-Term Strategies

Meet demands of the industry and stay competitive as we strive to attract and retain quality employees, improve operating efficiencies and further expand and diversify our business model through railcar leasing and railcar services

Manufacturing

- Adapt to the evolving demands of the industry
- Preserve reputation as a flexible manufacturer of various high quality hopper and tank railcars that meet our customer's unique specifications
- Explore opportunities for product development of other railcar types
- Offer new solutions involving designs and innovative thinking
- Drive costs down through the use of internally sourced components and supply chain initiatives

Railcar Leasing

- Continue to foster long-term relationships with key customers, helping them to meet their business and financial objectives with both direct sale and railcar leasing opportunities
- Strategically target key customers for a balanced mix of railcar types

Railcar Services

- Further expand railcar repair capabilities at existing repair plants
- Expand retrofit capabilities along with traditional repair services at our flexible tank railcar manufacturing facility
- Continue to grow our field services network to provide further flexibility and insight into customers' needs

Strong Financial Profile

- Positive financial returns resulting from ARI's participation in the largest railcar markets: hopper and tank railcars
- Strong balance sheet with increased financing capacity to support operations and future lease fleet growth
- 17 consecutive quarterly dividend payouts (most recently of $0.40 per share)
- Stock Repurchase Program of up to $250 million with purchases of $75.8 million through October 26, 2016
- Revolving credit capacity of up to $200 million ^



^ - As previously disclosed in our third quarter 2016 10-Q filed on October 28, 2016.

Our Financial History

Consolidated Revenue ($ mil) ^



$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
$808.8
$423.4
$273.6
$519.4
$711.7
$750.6
$733.0
$889.3
$732.5
2008
2009
2010
2011
2012
2013
2014
2015
Q3 2016 TTM

^ Revenues related to railcars built for the Company's lease fleet are not recognized in consolidated revenues as railcar sales, but rather as lease revenues in accordance with the terms of the contract over the life of the lease.

Net Earnings & Adj. EBITDA ($ mil)



Net Earnings
Adj. EBITDA*
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
($50.0)
$31.4
$78.8
$15.5
$40.0
($27.0)
$4.5
$4.3
$50.5
$63.8
$149.5
$86.9
$181.1
$99.5
$209.0
$133.5
$278.9
$86.6
$212.0
2008
2009
2010
2011
2012
2013
2014
2015
Q3 2016 TTM

* Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A.

Q3 2016 TTM Net Earnings and Adj. EBITDA* impacted by the $17.0 million loss contingency recorded during Q3 2016 related to the FRA Directive.

Our Financial History (continued)

Operational CAPEX ($ mil)



$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$42.0
$15.0
$6.1
$6.2
$20.0
$22.0
$20.1
$36.6
$26.1
2008
2009
2010
2011
2012
2013
2014
2015
Q3 2016 TTM

Lease Railcar CAPEX ($ mil)



$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$10.4
$0.0
$0.0
$29.4
$185.9
$162.1
$307.7
$211.6
$70.7
2008
2009
2010
2011
2012
2013
2014
2015
Q3 2016 TTM

Quarterly Financial Comparison

Consolidated Revenue ($ mil) ^



$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$263.8
$192.0
$172.7
$260.9
$176.2
$150.5
$145.0
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016

^ Revenues related to railcars built for the Company's lease fleet are not recognized in consolidated revenues as railcar sales, but rather as lease revenues in accordance with the terms of the contract over the life of the lease.

Net Earnings & Adj. EBITDA ($ mil)



Net Earnings
Adjusted EBITDA*
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$35.0
$72.0
$33.0
$68.5
$29.4
$62.6
$36.2
$75.8
$22.8
$54.5
$19.9
$50.4
$7.7
$31.3
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016

* Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A.

Q3 2016 Net Earnings and Adj. EBITDA* impacted by the $17.0 million loss contingency recorded during Q3 2016 related to the FRA Directive.

Quarterly Financial Comparison (continued)

Operational CAPEX ($ mil)


$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$5.0
$10.4
$11.1
$10.1
$4.4
$6.7
$4.8
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016

Lease Railcar CAPEX ($ mil) #


$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$48.1
$84.5
$77.7
$1.3
$20.6
$12.8
$36.0
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016

Includes effect of leased railcars in process.

Exhibit A – Adj. EBITDA Reconciliation

In Thousands, unaudited

Annual Reconciliation	2008	2009	2010	2011	2012	2013	2014	2015	Q3 2016 TTM
Net earnings (loss)	$ 31,382	$ 15,458	$ (27,006)	$ 4,336	$ 63,823	$ 86,896	$ 99,533	$ 133,453	$ 86,528
Income tax expense (benefit)	18,403	6,568	(14,795)	3,866	42,022	52,440	65,074	77,291	51,863
Interest expense	20,299	20,909	21,275	20,291	17,765	7,337	7,622	21,801	22,940
Loss on debt extinguishment	-	-	-	-	2,267	392	1,896	2,126	-
Interest income	(7,835)	(6,613)	(3,519)	(3,654)	(3,003)	(2,716)	(2,517)	(2,164)	(1,869)
Depreciation	20,148	23,405	23,597	22,167	23,850	27,712	34,212	45,729	51,273
EBITDA	$ 82,397	$ 59,727	$ (448)	$ 47,006	$ 146,724	$ 172,061	$ 205,820	$ 278,236	$ 210,735
Loss on sale of investment in India joint venture	-	-	-	-	-	5,917	-	-	-
Expense related to stock based compensation	62	1,174	5,358	3,537	4,668	5,129	3,192	646	1,225
Other income on short-term investment activity	(3,657)	(20,858)	(379)	-	(1,863)	(2,008)	-	-	-
Adjusted EBITDA	$ 78,802	$ 40,043	$ 4,531	$ 50,543	$ 149,529	$ 181,099	$ 209,012	$ 278,882	$ 211,960

Quarterly Reconciliation	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016
Net earnings	$ 34,976	$ 32,969	$ 29,357	$ 36,151	$ 22,792	$ 19,896	$ 7,689
Income tax expense	20,541	19,297	16,729	20,724	13,963	12,312	4,864
Interest expense	4,738	5,694	5,645	5,724	5,906	5,678	5,632
Loss on debt extinguishment	2,126	-	-	-	-	-	-
Interest income	(563)	(550)	(542)	(509)	(478)	(453)	(429)
Depreciation	10,061	10,910	12,214	12,544	12,655	12,961	13,113
EBITDA	$ 71,879	$ 68,320	$ 63,403	$ 74,634	$ 54,838	$ 50,394	$ 30,869
Expense (Income) related to stock appreciation rights	107	184	(762)	1,117	(311)	24	395
Adjusted EBITDA	$ 71,986	$ 68,504	$ 62,641	$ 75,751	$ 54,527	$ 50,418	$ 31,264

Q3 2016 Net Earnings and Adj. EBITDA* impacted by the $17.0 million loss contingency recorded during Q3 2016 related to the FRA Directive.

Exhibit A – Adj. EBITDA Reconciliation

EBITDA represents net earnings (loss) before income tax expense (benefit), interest expense (income), loss on debt extinguishment and depreciation of property, plant and equipment. The Company believes EBITDA is useful to investors in evaluating ARI's operating performance compared to that of other companies in the same industry. In addition, ARI's management uses EBITDA to evaluate operating performance. The calculation of EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. These items may vary for different companies for reasons unrelated to the overall operating performance of a company's business. EBITDA is not a financial measure presented in accordance with U.S. generally accepted accounting principles (U.S. GAAP). Accordingly, when analyzing the Company's operating performance, investors should not consider EBITDA in isolation or as a substitute for net earnings (loss), cash flows provided by operating activities or other statements of operations or cash flow data prepared in accordance with U.S. GAAP. The calculation of EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies.

Adjusted EBITDA represents EBITDA before share based compensation expense (income) related to stock options, restricted stock grants and stock appreciation rights (SARs), before gains or losses on investments, before a gain on asset conversion related to the involuntary replacement of assets, and before other one-time, nonrecurring, unusual or infrequent charges, expenses or gains that may not be indicative of the Company's core business results. Management believes that Adjusted EBITDA is useful to investors in evaluating the Company's operating performance, and therefore uses Adjusted EBITDA for that purpose. The Company's SARs, which settle in cash, are revalued each period based primarily upon changes in ARI's stock price. Management believes that eliminating the expense or income associated with the above items allows management and ARI's investors to understand better the operating results independent of those items. Adjusted EBITDA is not a financial measure presented in accordance with U.S. GAAP. Accordingly, when analyzing operating performance, investors should not consider Adjusted EBITDA in isolation or as a substitute for net earnings (loss), cash flows provided by operating activities or other statements of operations or cash flow data prepared in accordance with U.S. GAAP. The Company's calculation of Adjusted EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies.

A Tradition of Industry Leadership


people


processes


products

Driving Sustainable Growth